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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                   0-23723                  98-0166007
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)
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                 79 CHAPEL STREET, NEWTON, MASSACHUSETTS, 02458
          (Address of principal executive offices, including Zip Code)

                                  617- 332-0004
              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 22, 2005, the Company announced the appointment of Lauren Farrell, age 37, as its Chief Financial Officer. Ms. Farrell assumed the duties of Chief Financial Officer on March 16, 2005. Prior to Joining the Company, Ms. Farrell served as Vice President, Finance, for Bingham Strategic Advisors, LLC (January 2001 through July 2004), a management consulting firm specializing in capital transactions. From March to December 2000, she served as chief financial officer of Thoughtbubble productions, Inc., a private company primarily engaged in web development.

     Ms. Farrell does not have any family relationship with any executive officer, director or person selected to become an officer or director of the Company. Neither Ms. Farrell, nor any member of her immediate family, is a party to any transaction or proposed transaction with the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits:

          99.1  Press Release dated March 22, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005                          AMBIENT CORPORATION

                                                By:  /s/ John Joyce
                                                     --------------
                                                     John Joyce

                                                     Chief Executive Officer